     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1996

                                                      REGISTRATION NO. 33-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                        13-3386776
      (State or other jurisdiction of                (I.R.S. Employer Identification No.)
       incorporation or organization)
            21557 TELEGRAPH ROAD                                    48034
            SOUTHFIELD, MICHIGAN                                  (zip code)
  (Address of principal executive offices)

              MASLAND CORPORATION 1993 STOCK OPTION INCENTIVE PLAN
           MASLAND HOLDINGS, INC. 1991 STOCK PURCHASE AND OPTION PLAN
                           (Full title of the Plans)

                         ------------------------------

                             JAMES H. VANDENBERGHE
                            EXECUTIVE VICE PRESIDENT
                                LEAR CORPORATION
                              21557 TELEGRAPH ROAD
                           SOUTHFIELD, MICHIGAN 48034
                    (Name and address of agent for service)

                                 (810) 746-1500
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------
                                            PROPOSED MAXIMUM  PROPOSED MAXIMUM
TITLE OF SECURITIES         AMOUNT TO BE     OFFERING PRICE      AGGREGATE         AMOUNT OF
  TO BE REGISTERED(1)      REGISTERED(1)      PER SHARE(2)   OFFERING PRICE(2)  REGISTRATION FEE
- -------------------------------------------------------------------------------------------------
Common Stock, $.01 par
  value................   1,442,764 shares      $37.8125        $54,554,514        $18,811.90
- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416, this Registration Statement shall be deemed to cover any additional shares of Common Stock which may be issuable pursuant to the antidilution provisions of the Masland Corporation 1993 Stock Option Incentive Plan and the Masland Holdings, Inc. 1991 Stock Purchase and Option Plan.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) on the basis of the average high and low prices reported on the New York Stock Exchange Composite Tape on June 13, 1996.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with or included in this Form S-8 (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). These documents and the documents incorporated by reference into this Registration Statement pursuant to
Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     Lear Corporation (the "Registrant") hereby incorporates the following documents herein by reference:

          (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

          (b) The Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1996;

          (c) The Registrant's Current Report on Form 8-K filed on May 22, 1996;

          (d) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after December 31, 1995; and

          (e) The Registrant's Registration Statement on Form 8-A filed on April 1, 1994, as amended by Amendment No. 1 on Form 8-A/A filed on April 5, 1994.

     In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As authorized by Section 145 of the General Corporation Law of Delaware (the "Delaware Corporation Law"), each director and officer of the Registrant may be indemnified by the Registrant against expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the Registrant if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Registrant, the director or officer may not be indemnified in respect to any claim, issue or matters as to which he shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless a court determines otherwise.

     Article Five of the Restated Certificate of Incorporation of the Registrant provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for any breach of his fiduciary duty as a director; provided, however, that such clause shall not apply to any liability of a director (1) for any breach of his duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the Delaware Corporation Law, or
(4) for any transaction from which the director derived an improper personal benefit. In addition, Article Six of the Restated Certificate of Incorporation of the Registrant and Article VIII of the Amended and Restated By-Laws of the Registrant provide for the indemnification of the Registrant's directors and officers.

     The Registrant maintains directors and officers liability insurance that insures the directors and officers of the Registrant against certain liabilities. In addition, Lehman Brothers Inc. has agreed to indemnify David P. Spalding, James A. Stern and Alan H. Washkowitz, each being a director of the Registrant, in connection with their service as directors of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8. EXHIBITS

      4.1   Masland Corporation 1993 Stock Option Incentive Plan
      4.2   Masland Holdings, Inc. 1991 Stock Purchase and Option Plan
      4.3   Form of Option Assumption Agreement
      4.4   Form of Option Cancellation Agreement
      4.5   Form of certificate for the Registrant's Common Stock, par value $.01 per share
            (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-8 (No.
            33-55783) and incorporated herein by reference)
      5.1   Opinion of Winston & Strawn as to the legality of the securities being registered
     23.1   Consent of Arthur Andersen LLP
     23.2   Consent of Winston & Strawn (included in their opinion filed as Exhibit 5.1)
     24.1   Powers of Attorney (included on the signature page hereof)

ITEM 9. UNDERTAKINGS

     (a)      The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (a)(1)(i) and
        (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of the annual report of the employee benefit plans pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 17th day of June, 1996.

                                          LEAR CORPORATION

                                          By: /s/ KENNETH L. WAY

                                            ------------------------------------
                                                       Kenneth L. Way
                                                 Chairman of the Board and
                                                  Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Way, Robert E. Rossiter and James H. Vandenberghe and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                   TITLE                       DATE
- ----------------------------------------   -------------------------------------   -------------
           /s/ KENNETH L. WAY              Chairman of the Board and               June 17, 1996
- ----------------------------------------   Chief Executive Officer
             Kenneth L. Way                (Principal Executive Officer)
         /s/ ROBERT E. ROSSITER            President, Chief Operating              June 17, 1996
- ----------------------------------------   Officer and Director
           Robert E. Rossiter
       /s/ JAMES H. VANDENBERGHE           Executive Vice President, Chief         June 17, 1996
- ----------------------------------------   Financial Officer and Director
         James H. Vandenberghe             (Principal Financial and Principal
                                           Accounting Officer)
          /s/ LARRY W. MCCURDY             Director                                June 17, 1996
- ----------------------------------------
            Larry W. McCurdy
         /s/ GIAN ANDREA BOTTA             Director                                June 17, 1996
- ----------------------------------------
           Gian Andrea Botta
          /s/ ROBERT W. SHOWER             Director                                June 17, 1996
- ----------------------------------------
            Robert W. Shower

               SIGNATURE                                   TITLE                       DATE
- ----------------------------------------   -------------------------------------   -------------
         /s/ DAVID P. SPALDING             Director                                June 17, 1996
- ----------------------------------------
           David P. Spalding
           /s/ JAMES A. STERN              Director                                June 17, 1996
- ----------------------------------------
             James A. Stern
          /s/ ALAN WASHKOWITZ              Director                                June 17, 1996
- ----------------------------------------
            Alan Washkowitz

                                 EXHIBIT INDEX

                                                                                       SEQUENTIAL
EXHIBIT                                                                                   PAGE
NUMBER                                   DESCRIPTION                                     NUMBER
- ------    --------------------------------------------------------------------------   ----------
  4.1     Masland Corporation 1993 Stock Option Incentive Plan
  4.2     Masland Holdings, Inc. 1991 Stock Purchase and Option Plan
  4.3     Form of Option Assumption Agreement
  4.4     Form of Option Cancellation Agreement
  4.5     Form of certificate for the Registrant's Common Stock, par value $.01 per share (filed as Exhibit 4.5 to the Registrant's Registration Statement on
          Form S-8 (No. 33-55783) and incorporated herein by reference)
  5.1     Opinion of Winston & Strawn as to the legality of the securities being registered
 23.1     Consent of Arthur Andersen LLP
 23.2     Consent of Winston & Strawn (included in their opinion filed as Exhibit
          5.1)
 24.1     Powers of Attorney (included on the signature page hereof)